                          STANDARD FORM OF MULTI-TENANT
                          -----------------------------
                                 LEASE AND RIDER
                                 ---------------

                                Table of Contents
                                -----------------

Article                                                                Page

1.  Rent .................................................................1
2.  Occupancy ............................................................1
3.  Tenant Alterations ...................................................1
4.  Maintenance and Repairs ..............................................1
5.  Window Cleaning ......................................................1
6.  Requirements of Law, Fire Insurance, Floor Loads .....................1
7.  Subordination ........................................................2
8.  Property-Loss, Damage, Reimbursement, Indemnity ......................2
9.  Destruction, Fire and Other Casualty .................................2
10. Eminent Domain .......................................................2
11. Assignment, Mortgage, Etc ............................................2
12. Electric Current .....................................................2
13. Access to Premises ...................................................2
14. Vault, Vault Space, Etc ..............................................3
15. Occupancy ............................................................3
16. Bankruptcy ...........................................................3
17. Default ..............................................................3
18. Remedies of Owner and Waiver of Redemption ...........................3
19. Fees and Expenses ....................................................3
20. Building Alterations and Management ..................................3
21. No Representation by Owner ...........................................3
22. End of Term ..........................................................4
23. Quiet Enjoyment ......................................................4
24. Failure to Give Possession ...........................................4
25. No Waiver ............................................................4
26. Waiver of Trial by Jury ..............................................4
27. Inability to Perform .................................................4
28. Intentionally Omitted ................................................4
29. Water Charges ........................................................4
30. Sprinklers ...........................................................4
31. Elevators, Heat, Cleaning ............................................4
32. Security .............................................................5
33. Captions .............................................................5
34. Definitions ..........................................................5
35. Adjacent Excavation-Shoring ..........................................5
36. Intentionally Omitted ................................................5
37. Glass ................................................................5
38. Estoppel Certificate .................................................5
39. Intentionally Omitted ................................................5
40. Successors and Assigns ...............................................5
41. Additional Definitions ...............................................6
42. Term; Preparation for Occupancy and Possession .......................7
43. Rent .................................................................9
44. Parking .............................................................10
45. Tax Escalation ......................................................11
46. Common Area Maintenance Charge ......................................13
47. Cleaning; Trash Removal .............................................14
48. Utilities ...........................................................14
49. Amendments for Financing; Information for Mortgagees ................15
50. Broker ..............................................................15
51. Signs ...............................................................15
52. Holdover ............................................................16
53. Insurance and Indemnity .............................................16
54. Exculpation .........................................................18
55. Rules and Regulations ...............................................18
56. Tenant's Alterations and Maintenance ................................18
57. Notice ..............................................................19
58. Miscellaneous .......................................................20
59. Amendments to Printed Form ..........................................22
60. Generator: ..........................................................26


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Exhibit A - Rules and Regulations
Exhibit B - Work Specifications
Exhibit C - Floor Plan

                           STANDARD FORM OF LOFT LEASE
                     The Real Estate Board of New York, Inc.
                 (copyright) Copyright 1982, All Rights Reserved.         L-1/83
                  Reproduction in whole or in part prohibited.


AGREEMENT OF LEASE, made as of this 7th day of August 2000, between MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C., a New York limited liability company, having an address at 100 Clearbrook Road, Elmsford, New York 10523 party of the first part, hereinafter referred to as OWNER, and WISE/CONTACT US OPTICAL CORPORATION, a New York corporation having an address at One Executive Boulevard, Yonkers, New York 10701 party of the second part, hereinafter referred to as TENANT.

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner the area of the ground floor shown on the floor plan annexed hereto as Exhibit C. (the "demised premises") containing approximately 25,575 square feet (the "Rentable Area"). The parties agree that for the purposes of this lease, the demised premises shall be deemed to be approximately 25,575 square feet. in the building known as 4 Executive Plaza (the "Building") Yonkers, New York, for the term of ten (10) years (or until such term shall sooner cease and expire as hereinafter provided) to commence as set forth in Article 42 both dates inclusive, at an annual rental rate of (the "Fixed Annual Rent") $383,625.00 per annum for the first three lease years, $421,987.50 per annum for the next three lease years and $473,137.50 per annum for the last four lease years which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly Installment(s) within ten (10) days following notice from Owner that the existing tenant of the demised premises has vacated the demised premises and surrendered same to Owner (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby convenant as follows:

Occupancy

1.   Tenant shall pay the rent as above and as hereinafter provided.

2. Tenant or any of its affiliates shall use and occupy demised premises for general office use and distribution of optical products (including the shipment of products from the demised premises) provided such use is in accordance with the Certificate of Occupancy for the building, if any, and for no other purpose.

Alterations:

3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, which consent shall not be unreasonably withheld or delayed, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to Installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense. (See Article, 56)

Repairs:

4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice. Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repair, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

    [See Article 56]

Window Cleaning:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law, or of any other body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to Law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease). Except as provided in Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises or the Building or any property adjacent thereto which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisidiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect as if Tenant were not occupying the Building. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance. (See Article
59)

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgages, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may
request.      (See Article 59)

Property--     8.  Owner or its agents shall not be liable for any damage to
Loss, Damage, property of Tenant or of others entrusted to employees of the Reimbursement, building, nor for loss of or damage to any property of Tenant by
Indeminity:    theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever excluding, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction,   9. (a) If the demised premises or any part thereof shall be
Fire and Other damaged by fire or other casualty, Tenant shall give immediate
Casualty:      notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant, unless Owner shall serve a termination notice as provided for herein. Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law. Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair and damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof. Article 9 is amended by adding the following:

     "Notwithstanding the provisions of Article 9, if the demised premises or a major part thereof shall be totally, or substantially, damaged or destroyed or rendered completely, or substantially, untenantable on account of fire, casualty or other cause (other than fire, casualty or other cause relating to Tenant's act or failure to act where it had a duty to act), the rent and additional rent shall completely abate as of the date of the damage or destruction and until Owner shall repair, restore, replace and rebuild the demised premises (subject to Owner's right to elect not to restore the same); provided, however, that should Tenant reoccupy a portion of the demised premises for the purpose of conducting business during the period the restoration work is taking place and prior to the date that the same is made completely tenantable, rent and additional rent shall be apportioned and payable by Tenant in proportion to the part of the demised premises occupied by it. Nevertheless, in case of any substantial damage or destruction to the demised premises, Tenant, as its sole remedy, may cancel this lease by written notice to Owner, if (i) within 30 days from the date of the damage or destruction, Owner does not deliver to Tenant a written certification to the effect that the restoration can be completed within six months from the date of the casualty; (ii) within 90 days of the date of damage of destruction Owner does not enter into a contract which shall provide for the complete restoration of the demised premises within a period of six (6) months from the date of the damage or destruction; (iii) work under such contract or contracts has not commenced within 120 days of the date of said damage or destruction; or (iv) said work is not prosecuted with reasonable diligence to its completion within six (6) months of the date of damage or destruction; provided that Tenant shall not be entitled to cancel this lease pursuant to this sentence more than 10 days after Owner shall have given written notice to Tenant that the state of facts specified in clauses (i), (ii) or (iii) of this sentence, as the case may be, has occurred. The period for the completion of the required repairs and restoration work shall be extended by the number of days lost in the event such loss results from unavoidable delays, or any cause beyond the reasonable control of Owner."

Eminent        10. If the whole or any part of the demised premises shall be
Domaint:       acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.


Assignment,    11. Tenant, for itself, its heirs, distributees, executors,
Mortgage,      administrators, legal representatives, successors and assigns,
Etc.:          expressly covenants that it shall not assign, mortgage or
               encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric       12. Rates and conditions in respect to submetering or rent
Current:       inclusion, as the case may be, to be added in RIDER attached
[GRAPHIC       hereto. Tenant covenants and agrees that at all times its use
OMITTED]       of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and
Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain. (See
Article 48)


Access to      13. Owner or Owner's agents shall have the right (but shall not
Premises:      be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after the Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes, ducts and conduits in and through the demised premises and to erect new pipes, ducts and conduits therein provided, wherever possible, whether they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by masterkey or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Owner shall use reasonable efforts to minimize interference with Tenant's conduct of business in the demised premises.

Notwithstanding anything contained herein to the contrary, provided that Tenant is in occupancy of substantially all of the demised premises and is not then in default under the Lease and has not been in default of the Lease during the immediately preceding 12 month period, Tenant's subordination of this lease, as set forth in Article 7, is conditioned upon Owner obtaining for Tenant's benefit a non-disturbance agreement from the holder of any mortgage or ground or underlying lease which is superior to this lease, in the form then customarily used by the grantor of said agreement, providing in substance that so long as Tenant is not in default under this lease beyond any applicable grace period, then the grantor will not terminate this lease or take any action to recover possession of the demised premises, notwithstanding any foreclosure of the mortgage or default under, or terminate of, the ground or underlying lease. If Tenant does not satisfy the provisos set forth above, Owner shall use reasonable efforts to obtain a nondisturbance agreement for Tenant. Any fees or costs imposed by the grantor of any such nondisturbance agreement (s) or its attorney, shall be paid by Tenant.*

Vault,          14. No Vaults, vault space or area, whether or not enclosed or
Vault Space,    covered, not within the property line of the building is leased
Area:           hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area: be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:      15. Tenant will not at any time use or occupy the demised
                premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:     16. (a) Anything elsewhere in this lease to the contrary
                notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                    (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner of for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statue or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (l)If Tenant defaults in fulfilling any of the covenants of this lease or any other lease between Tenant and Owner or any other entity in which Owner or partner of Owner is lessor or principal or shareholder of lessor other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted or if Tenant shall fail more than 3 times during any 12 month period during the term of this lease to make timely payments of rent or if this lease be rejected under S 235 of Title II of the U.S. Code (bankruptcy code); or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after thirty (30) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written ten (10) days notice upon Tenant specifying the nature of said default and upon the expiration of said ten (10) days, if Tenant shall have failed to comply with or remedy such default or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said ten (10) day period, and, if Tenant shall not have diligently commenced curing such default within such ten (10) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                    (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required and such default continues for ten (10) days following notice then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of     18. In case of any such default, re-entry, expiration and/or
Owner and       dispossess by summary proceedings or otherwise, (a) the rent,
Waiver of       and additional rent, shall become due thereupon and be paid up
Redemption:     to the time of such re-entry, dispossess and/or expiration, (b)
                Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may if Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and        19. If Tenant shall default in the observance or performance of
Expenses:       any term or covenant on Tenant's part to be observed or
                performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease. Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing reasonable expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building        20. Owner shall have the right at any time without the same
Alterations     constituting an eviction and without incurring liability to
And             Tenant therefor to change the arrangement and or location of
Management:     public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Repre-       21. Neither Owner nor Owner's agents have made any
sentations      representations or promises with respect to the physical
By Owner:       condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same subject to Owner's work set forth on the attached work specifications and floor plan. on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.


End of Term:

     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease.


Quiet Enjoyment:

     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned except in the case of an emergency, Tenant shall have twenty four hours per day seven days per week access to the Demised Premises.


Failure to Give Possession:

     24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.


No Waiver:

     25. The failure of either party to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks rendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.


Waiver of Trial by Jury:

     26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.


Inability to Perform:

     27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.


Bills and Notices:

     28. (See Article 57)


Water Charges:

     29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, on the first day of each month, Owner's reasonable estimate of Tenant's share of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.


Sprinklers:

     30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company. Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent 31.97% for sprinkler supervisory service and alarm service.


Elevators, Heat, Cleaning:

     31. As long as Tenant is not in default under any of the covenants of this lease Owner shall clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the inside windows, clean and in order, to the satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed.

Security:

32. Tenant has deposited with Owner the sum of $78,856.25 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, supply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, convenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, or which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further convenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. If Owner to uses, applies or retains any part of the security so deposited, Tenant, upon demand, shall deposit with Owner the amount so used, applied or retained, so that Owner shall have the full deposit on hand at all times during the term of this lease.


Captions:

33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:

34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The works "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so-expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to new Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation--Shoring:

35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said persons shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

36. (See Article 55)

Glass:

37. Owners shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estopped Certificate:

38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory board Listing

39. (See Article 51)

Successors and Assigns:

40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.



IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written


Witness for Owner:                   MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.
                                     By: Mack-Cali Realty L.P., member
------------------------------       By: Mack-Cali Realty Corporation,
                                     general partner
                                     -------------------------------------------


                                     By:
                                     -------------------------------------------
                                     Senior Vice-President
Witness for Tenant:
/s/ Ciro Guerra                      WISE/CONTACT U.S. OPTICAL CORPORATION
------------------------------
                                     By: /s/ Barry Weisfeld
                                     -------------------------------------------
                                     President



FEDERAL I.D. # / SOCIAL SECURITY # 13-3107467

                                                                    MULTI/MAS 88


Striking out or deletion of any portion of this lease (and the insertion of asterisks at various points) was done as a matter of convenience in preparing the lease for execution. The language omitted (as well as the use or placement of such asterisks) is not to be given any effect in construing this lease.

                                                 RULES & REGULATIONS - Exhibit A
                                                 WORK SPECIFICATIONS - Exhibit B
                                                          FLOOR PLAN - Exhibit C

             STANDARD FORM OF RIDER TO STANDARD FORM OF LOFT LEASE
             -----------------------------------------------------

Date of Lease: August 7, 2000
        Owner: MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.
       Tenant: WISE/CONTACT US OPTICAL CORPORATION
     Building: 4 Executive Plaza, Yonkers, New York
Rentable Area: approximately 25,575 square feet


     41.  Additional Definitions.
          ----------------------

     For all purposes of this lease, and all agreements supplemental hereto, the terms defined in this Article shall have the meanings specified unless the context otherwise requires:

     (a) The term laws and requirements of public authorities shall mean laws and ordinances of federal, state, city, town, and county governments, and rules, regulations, orders and directives of departments, subdivisions, bureaus, agencies or offices thereof, or any other governmental, public or quasi-public authorities having jurisdiction over the Building, and the directions of any public officer pursuant to law.

     (b) The word invitee shall mean any employee, agent, visitor, customer, contractor, licensee, or other party claiming under, or in the Building, or in the Park, if applicable, by permission or sufferance of, Owner or Tenant.

     (c) The term requirements of insurance bodies shall mean rules, regulations, orders and other requirements of the New York Board of Fire Underwriters or New York Fire Insurance Rating Organization or any similar body performing the same or similar functions.

     (d) The term unavoidable delays shall mean delays due to strikes or labor troubles, fire or other casualty, governmental restrictions, enemy action, civil commotion, war or other emergency, acts of God or nature, or any cause beyond the reasonable control of either party whether or not similar to any of the causes stated above, but not the inability of either party to obtain financing which may be necessary to carry out its obligations.

     (e) The term Real Property shall mean the tax lot of which the demised premises is a part.

     (f) The term lease year shall mean the 12 month period commencing with the Commencement Date (as defined in paragraph (a) of Article 42), and ending the day preceding the first anniversary of the Commencement Date (except that if the Commencement Date shall occur on a day other than the first day of a calendar month, such period shall commence with the Commencement Date and end with the last day of the 12th full calendar month thereafter) and each 12 month period thereafter, all or part of which falls within the term of this lease.

                                                                   MULTI/MAS 88


     (g) The word rent shall mean the Fixed Annual Rent and such other sums due Owner pursuant to this lease. All sums due Owner, other than Fixed Annual Rent, are included in the term additional rent.

     (h) The term Hazardous Materials shall mean (i) any chemical, material or substance defined as or included in the definitions of "hazardous substance", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste", "toxic substance" or words of similar import, under any applicable local, state or federal laws, including but not limited to the Federal Water Pollution Act (33 U.S.C. Section 1251 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resources Conservation and Recovery Act (42 U.S.C. 6901 et seq., 42 U.S.C: Section 7401 et seq .) and CERCLA (42 U.S.C. 9601 et seq .), all as may be amended from time to time; (ii) petroleum; (iii) asbestos; (iv) polychlorinated biphenyls; (v) radioactive materials; and (vi) radon gas.

     (i) The term business days as used in this lease shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and all days designated as holidays by the applicable building service union employees service contract.

     (j) The term Executive Park or Park shall mean South Executive Park, located in the Yonkers, County of Westchester and State of New York.


     42.  Term; Preparation for Occupancy and Possession.
          ----------------------------------------------

     (a) The term of this lease and the estate hereby granted shall commence on a date (the "Commencement Date") which shall be the earlier of the day (i) on which the demised premises shall be deemed to be completed as such term is defined in paragraph (c) of this Article (of which date Tenant shall be given 14 days notice), or (ii) Tenant (or anyone claiming under or through Tenant) shall occupy the demised premises. The term shall expire on the last day of the month ten (10) years after the month in which the Commencement Date occurs (the "Expiration Date") or on such earlier date upon which said term may expire or be terminated pursuant to any provision of this lease or law. Promptly following the determination of the Commencement Date, the parties shall enter into a supplementary written statement prepared by Owner setting forth the Commencement and Expiration Dates. Any failure by Tenant to execute and deliver such statement shall not affect the Owner's determination of the Commencement and Expiration Dates, and such statement shall be deemed approved and accepted if not received back by Owner within ten (10) days of submission by Owner to Tenant.

     (b) The demised premises shall be completed and initially prepared by Owner in the manner set forth in, and subject to the provisions of, the attached Work Specifications and Floor Plan. Tenant and its contractors shall be entitled to access to the demised premises prior to the completion of Owner's work, subject to Owner's prior approval, which approval shall not be unreasonably withheld or delayed and only so long as they do not interfere, in Owner's reasonable judgment, with Owner or its contractors in the completion of Owner's work, and provided they accept the administrative supervision of Owner. If Tenant's work interferes with Owner's work, in Owner's reasonable judgment, Owner may withdraw the license granted to Tenant pursuant to this paragraph upon 24 hours notice. Tenant's selection of contractors must be in compliance with the provisions of this lease.

                                                                   MULTI/MAS 88


     Tenant shall contribute the sum of $215,000.00 toward the cost of Owner's work pursuant to the attached Work Specifications and Floor Plan. Tenant's contribution shall be made in twenty-four (24) equal monthly installments of $8,958.33 commencing with the month in which Owner commences Owner's work in the demised premises. For purposes of this Lease Owner shall be deemed to have commenced construction when a building permit for Owner's work has been issued and Owner has legal possession of the demised premises. The first installment shall be paid by Tenant to Owner within ten (10) days following Tenant's receipt of written request therefor and each subsequent monthly installment shall be payable on the first day of each month thereafter together with the monthly installment of Fixed Annual Rent.*

     (c) The demised premises shall be deemed completed on the date on which Owner's work in the demised premises has been substantially completed (notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-completion of which would not materially interfere with Tenant's use of the demised premises). If completion of the demised premises by Owner is delayed by reason of:

          (i) any act or omission of Tenant or any of its employees, agents or contractors, including failure of Tenant to comply with any of its obligations under the Work Specifications, or

          (ii) Tenant's failure to plan or execute Tenant's work with reasonable speed and diligence, or

          (iii) Tenant's failure to make selections required by the Work Specifications, or

          (iv) Tenant's changes by Tenant in its drawings or specifications or changes or substitutions requested by Tenant, or

          (v) Tenant's failure to submit or approve drawings, plans or specifications timely, or

          (vi) Tenant's failure to deliver to Owner the first month's rent (if required by the provisions on the first page of this lease), and the security deposit required by Article 32 (if any),

then the demised premises shall be deemed completed, the Commencement Date shall be deemed to have occurred (and Tenant shall commence paying rent) on the date when it would have been completed and rent would have been due and payable but for such delay.*

     Owner shall use its reasonable efforts to cause the demised premises to be deemed completed by July 1, 2001, provided that Owner shall have no liability for its failure to cause the demised premises to be deemed completed by such date. Notwithstanding the foregoing, in the event, Owner shall fail to cause the demised premises to be deemed complete on or before August 1, 2001, for reasons other than unavoidable delays or as set forth in clauses (c) (i) through (vi) above, then, Tenant, as its sole remedy, shall have no obligation to pay Fixed Annual Rent for such number of days after the Commencement Date as shall be equal to the number of days between August 1, 2001, and the date the demised premises shall be deemed complete.*

Paragraph 42(c) continued.

Tenant may make changes and/or revisions to its plans and specifications prepared by Owner's architect without incurring any additional cost, except as hereinafter set forth. Should Tenant's changes and/or revisions increase the total materials or labor costs of Owner's work or increase the time to complete Owner's work, then owner shall submit to Tenant, a Change Order, as described in Exhibit B annexed hereto, identifying the amount of the increase of Tenant's construction cost and the estimated extent of any adjustment of the Commencement Date for Tenant's approval prior to proceeding with any such changed or revised work.

                                      8-A

                                                                   MULTI/MAS 88

     (d) The Floor Plan attached hereto may be revised by Owner in order to comply with laws and requirements of public authorities and requirements of insurance bodies. If any of such revisions or changes are due to Tenant's use of the demised premises, Tenant shall pay for the cost of implementing same. If any common foyers, exit foyers or exit passages mandated by such requirements are used by more than one tenant, the rental value therefore shall be apportioned to Tenant in relation to the Tenant's Rentable Area (as compared to the square footage occupied by all such tenants) and Tenant's Fixed Annual Rent shall be increased accordingly.

     (e) Owner may close or change the arrangement and/or location of exits, entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets and other parts of the Building whenever necessary to comply with laws or requirements of public authorities and requirements of insurance bodies provided that Tenant's access to and use of the demised premises are not adversely affected thereby. Tenant shall pay the cost thereof where the requirement for such change is due solely to Tenant's use of the demised premises.*


     43.  Rent.
          -----

     (a) If the Commencement Date is other than the first day of a calendar month, the first monthly installment of Fixed Annual Rent shall be prorated to the end of said calendar month.

     (b) All rent shall be paid by currently dated, unendorsed check of Tenant, payable to the order of Owner or to an agent designated by Owner, and drawn on a bank or trust company which is a member of the New York Clearing House.

     (c) Tenant shall pay the Fixed Annual Rent without notice or demand. If no date shall be set forth herein for the payment of any other sum due Owner, then such sum shall be due and payable within 10 business days after the date upon which Owner makes written demand for such payment.

     (d) If at any time during the term the rent, or any part thereof, shall not be fully collectible by reason of any laws and requirements of public authorities, Tenant shall enter into such agreements and take such actions as Owner may request to permit Owner to collect the maximum rents which may, during the continuance of such legal rent restriction, be legally permissible (but not in excess of the amounts reserved under this lease). Upon termination of such rent restriction prior to the Expiration Date (i) the rent shall become and thereafter be payable in accordance with the amounts reserved in this lease for the period of the term following such termination, and (ii) Tenant shall pay Owner, if legally permissible, an amount equal to (y) the rent which would have been paid pursuant to this lease but for such legal rent restriction less (z) the rents paid by Tenant for the period during which such rent restriction was in effect.

     (e) If any installment of Fixed Annual Rent is not paid when due, or if any other monies owing by Tenant are not paid within 10 days of the date due and payable, Tenant shall pay Owner, in compensation for Owner's loss of use of such rent, the additional administrative, bookkeeping and collection expenses incurred by reason of such overdue sum, a sum calculated by multiplying the late payment by three percentage points above the prime rate then established by Chase Manhattan Bank (but limited to the maximum legal rate), dividing the product by 365 and

                                                                   MULTI/MAS 88


multiplying the quotient by the number of days between the date such payment was due and the date such payment is in fact paid. Such compensation shall be without prejudice to any of Owner's other rights and remedies hereunder.*

     (f) If any check tendered by Tenant, for any payment due, shall be dishonored by the payor bank, Tenant shall pay Owner, without prejudice to any of Owner's other rights and remedies, in compensation for the additional administrative, bookkeeping and collection expenses incurred by reason of such dishonored check, the sum of $100. If during any twelve month period during the term of this lease, two or more checks tendered by Tenant, for any payment due, shall be dishonored by the payor bank, Owner may at any time thereafter require that all future payments of rent by Tenant shall be made by certified or official bank checks.

     44.  Parking.
          --------

     (a) Throughout the term Owner shall make available to Tenant the following number of parking spaces, on a non-exclusive basis:*

     ten (10) marked reserved spaces for executive cars, which shall be reasonably close to the front entrance to the demised premises.*

     fifty (50) spaces for employee cars, which shall be not more than 500 yards from an entrance to the demised premises, unless otherwise provided for herein.

     If Tenant or its invitees use more than the specified number of spaces set forth above, then after 5 days notice from Owner, Tenant shall, at the option of Owner, either (i) pay Owner's then current charge per month for each additional space used for each month during which such excess use takes place (even if for less than the full month) (as of the date of this lease, Owner's current monthly charge is $40.00 per space), or (ii) cease and desist immediately from using said additional spaces. If Owner selects the first of such options, Owner may revoke such choice on 30 days notice.

     (b) As necessary, Owner shall (between 7:00 a.m. and 10:00 p.m. on business days), light, clean, remove snow from and otherwise maintain, the parking area. Tenant shall be responsible for repairing damage to the parking areas caused by Tenant or its invitees. Owner shall not be obligated to remove snow unless the accumulation exceeds 3 inches. In no event shall Owner be obligated to remove snow from areas obstructed by parked vehicles at the time Owner's equipment is servicing such areas. Notwithstanding anything herein to the contrary, Tenant shall be responsible for lighting its entrances to the demised premises and loading areas and for removing snow and ice at its entrances and other walkways and areas reserved or designated for Tenant's exclusive use.

     (c) Tenant shall require its invitees to park only in areas designated by Owner, and not to obstruct the parking areas of other tenants. Tenant shall, upon request, furnish to Owner the license numbers of the automobiles operated by Tenant, its executives and other employees. Owner may use any lawful means to enforce the parking regulations, established pursuant to Article 55, including, but not limited to, the towing away of improperly parked or unauthorized cars and pasting of warning notices on car windows and windshields.

     (d) Owner may temporarily close any area not leased to

                                                                   MULTI/MAS 88

Tenant in order to make repairs or changes, to prevent the acquisition of public rights, or to discourage unauthorized parking. Owner may do such other acts in and to such areas as, in its judgment, may be desirable to improve same.

     (e) The parking areas for trucks and delivery vehicles in front of loading docks or loading areas (if any) adjacent to the demised premises are not to be used by Tenant or its invitees, as parking spaces, unless otherwise directed by Owner. Such loading docks or loading areas are provided solely for the loading and unloading of Tenant's goods and no vehicles may be parked in such areas longer than necessary, in Owner's reasonable judgment, for the efficient discharge of such purposes. If the use of any loading dock at the Building interferes with the use of another loading dock, the tenant occupying more rentable area in the Building shall have priority in use of the loading docks. In no event shall access to any loading dock be blocked for more than 15 minutes.

     (f) Neither Tenant nor its invitees shall park automobiles, trucks or other motor vehicles overnight within the park.


     45.  Tax Escalation.
          --------------

     (i) Definitions. As used in this lease:

          (a) "Taxes" shall mean the total amount of real estate taxes and assessments now or hereafter levied, imposed, confirmed or assessed against the Real Property, (or, during any period the Real Property is owned by an industrial development agency, such as would be levied, imposed, confirmed or assessed as if Owner named herein were the fee Owner), including but not limited to city, county, town, village, school and transit taxes, water fees and sewer and refuse disposal charges, or taxes, assessments or charges levied, imposed, confirmed or assessed against, or a lien on, the Real Property by any taxing authority, whether general or specific, ordinary or extraordinary, foreseen or unforeseen and whether for public betterments, improvements or otherwise. If, due to any change in the method of taxation, any franchise, capital stock, capital, income, profit, sales, rental, use or occupancy tax or charge shall be levied, assessed, confirmed or imposed upon Owner in lieu of, or in addition to, any real estate taxes or assessments upon or with respect to the Real Property, such tax shall be included in the term Taxes. Penalties and interest on Taxes (except to the extent imposed upon timely payments of assessments that may be, and are in fact, paid in installments) and income, franchise, transfer, inheritance and capital stock taxes shall be deemed excluded from Taxes except to the extent provided in the immediately preceding sentence.

          (b) "Base Tax" is the product of the tax rates set forth on tax bills rendered for each, Tax far the Tax Year during which the Commencement Date occurs, multiplied by the assessed valuations of the Real Property for the Tax Year during which the Commencement Date occurs. "Tax Year" shall mean the fiscal period for each Tax. Any and all tax abatements shall be for the benefit of Owner.*

          (c) "Tenant's Proportionate Share" shall mean 31.97%. For the purposes of this Lease, the Rentable Area of the Building shall be deemed to be 80,000 square feet.

     (ii) Tax Payments. (a) If Taxes for any Tax Year during the

                                                                   MULTI/MAS 88


lease term ("Tax Comparison Year") shall exceed the Base Tax, Tenant shall pay Owner, as additional rent for each such Tax Comparison Year, Tenant's Proportionate Share of such excess ("Tax Payment").

     (b) Subsequent to Owner's receipt of the tax bills for each Tax Comparison Year, Owner shall submit to Tenant a statement showing (i) the Tax Payments due for such Tax Comparison Year, and (ii) the basis of calculations ("Owner's Tax Statement"). Tenant shall (y) pay Owner the unpaid portion (if any) of the Tax Payment within 30 days after receipt of Owner's Tax Statement, and (z) on account of the immediately following Tax Comparison Year, pay Owner commencing as of the first day of the month during which Owner's Tax Statement is rendered and on the first day of each month thereafter until a new Owner's Tax Statement is rendered, 1/12th of the total payment for the current Tax Comparison Year. The monthly payments based on the total payment for the current Tax Comparison Year shall be adjusted from time to time to reflect Owner's reasonable estimate of increases in Taxes for the immediately following Tax Comparison Year.

     (iii) Reduction of Comparison Year Taxes. If Taxes for a Tax Comparison Year are reduced, the amount of Owner's reasonable costs and expenses of obtaining such reduction (including legal, appraisers' and consultants' fees) shall be added to and deemed part of Taxes for such Tax Comparison Year. If Owner obtains a refund of Taxes for a Tax Comparison Year for which a Tax Payment has been made, Owner shall credit against Tenant's next succeeding Tax Payment(s), Tenant's Proportionate Share of the refund (but not more than the Tax Payment that was the subject of the refund). If no Tax Payment shall thereafter be due, Owner shall promptly pay Tenant's Proportionate Share of such refund to Tenant.*

     (iv) Reduction of Base Tax. If Owner obtains a reduction in the Base Tax, the Base Tax shall be reduced (such reduction to include the expenses incurred by Owner in obtaining such reduction, including legal, appraisers' and consultants' fees), prior Tax Payments (if any) shall be recalculated and Tenant shall pay Owner, within 30 days after billing, Tenant's Proportionate Share of the increased amount of Tax Payment for each prior Tax Comparison Year.

     (v) Tax Protests. While proceedings for reduction in assessed valuations are pending, the computation and payment of Tax Payments shall be based upon the original assessments for the years in question. Tenant shall have no right to institute or participate in any tax proceedings or other proceedings of a similar nature. The commencement, maintenance, settlement and conduct thereof shall be in the sole discretion of Owner.

     (vi) Assessment With Other Properties. If, at any time, the Real Property shall include buildings other than the Building, the Taxes shall include the Building's equitable portion of the Taxes on all such buildings, based upon an informal apportionment by the tax assessors, or if such apportionment is not available, as shall be reasonably determined by Owner. As of the date hereof, the Real Property is not assessed with other buildings.*

     (vii) Tenant's Improvements. In the event an increase in Taxes is caused by Tenant's improvements to the demised premises, other than the initial improvements performed by the Owner, Tenant shall pay the entire increase in Taxes attributable to such improvements. If the assessed valuation for such improvements are not separately stated, Tenant's obligation under this subparagraph shall be reasonably determined by Owner.*

     (viii) No Credit. If in a Tax Comparison Year the Taxes are

                                                                   MULTI/MAS 88


less than the Base Tax, the Tenant shall not be entitled to receive a credit, by way of a reduction in Fixed Annual Rent, a refund of all or a portion of prior (or a credit against future) Tax Payments or otherwise.

     (ix) Partial Comparison Year. If the Expiration Date or earlier date upon which the term may expire or terminate shall be a date other than the last day of a Tax Comparison Year, Tenant's Tax Payment for such partial Tax Comparison Year shall be prorated, (based upon Owner's reasonable estimate of the tax payments for such Tax Comparison Year if same have not been established as of such date).


     46.  Common Area Maintenance Charge.
          ------------------------------

         (i) For the purposes of this Article:

            (a) "Index" shall mean the Revised Consumer Price Index for Urban Wage Earners and Clerical Workers for the New York - Northeastern New Jersey Area, 1967 = 100, published by the United States Department of Labor, Bureau of Labor Statistics.

            (b) "Base Index" shall mean the Index for the first full calendar month preceding the month in which the Commencement Date occurs.

         (ii) There is included in the Fixed Annual Rent an amount equal to $1.50 per square foot, to cover the initial cost to Owner of the expenses of common area maintenance.

         (iii) In the manner and at the times hereinafter set forth, Tenant shall pay Owner as additional rent, for each lease year, for common area maintenance, a sum computed by multiplying $1.50 per square foot (i.e.$38,362.50) by the percentage increase, if any, by which the Index for the month preceding the last month of such lease year exceeds the Base Index. In no event shall any such adjustment result in a decrease ,of the Fixed Annual Rent as set forth on page 1 of this lease.

         (iv) Within 135 days after the end of each lease year, Owner shall deliver to Tenant a statement setting forth the amount (and supporting calculations) of additional rent due to Owner for such prior lease year in accordance with the provisions of clause (iii) above ("Owner's Statement"). Tenant shall (x) make payment of any unpaid portion of such additional rent within 30 days after receipt of Owner's Statement, and (y) pay to Owner on account of the then current lease year, within 30 days after receipt of Owner's Statement, an amount equal to the product obtained by multiplying the total payment required for the preceding lease year by a fraction, the denominator of which shall be 12 and the numerator of which shall be the number of months of the current lease year which shall have elapsed prior to the first day of the month immediately following the rendition of Owner's Statement, and (z) pay Owner on account of the then current lease year, commencing as of the first day of the month immediately following the rendition of Owner's Statement and on the first day of each month thereafter until a new Owner's Statement is rendered, 1/12th of the total payment for the preceding lease year. The monthly payments based on the total payment for the preceding lease year shall be adjusted from time to time during a lease year to reflect Owner's reasonable estimate of increases in the Index. The payments required to be made under clauses (y) and
(z) above shall be subject to adjustment as and when Owner's Statement for such lease year is rendered by Owner. If the payments required to be made under clauses (y) and (z) above exceed the amount due for

                                                                   MULTI/MAS 88


such lease year pursuant to Owner's Statement, such excess shall be credited against the next required payments due hereunder. If no such payments shall thereafter be due, Owner shall pay such excess to Tenant.

         (v) If any lease year shall be a period of less than 12 months, Tenant's liability under this Article shall be prorated.

         (vi) If the Index is altered, modified, converted or revised such that it is no longer comparable to the Base Index then the Index shall be adjusted to the figure that would have been arrived at had the change in the manner of computing the Index not been altered. If such Index shall no longer be published, then any substitute or successor index published by the Bureau of Labor Statistics or other governmental agency of the United States, and similarly adjusted as aforesaid, shall be used. If such Index (or a successor or substitute index similarly adjusted) is not available, a reliable governmental or other reputable publication selected by Owner shall be used.


     47.  Cleaning; Trash Removal.
          -----------------------

     (a) Tenant shall, at Tenant's expense, keep the demised premises clean and in good order, to the satisfaction of Owner. Tenant shall, at Tenant's expense, hire a reputable cleaning contractor to clean the office portion of the demised premises, if any.

     (b) Tenant shall pay the cost of removal of Tenant's refuse and rubbish from the Building. Tenant shall contract for the removal of such refuse and rubbish. Owner reserves the sight to select a refuse disposal contractor to serve the Building. The name of such contractor shall be available from Owner upon request, and Tenant shall employ no other refuse disposal or carting contractor without prior written approval from Owner. The removal of refuse and rubbish shall be subject to such rules and regulations as in the judgment of Owner are necessary for the proper operation of the Building and of the Park.

     48.  Utilities.
          ---------

     (a) Tenant shall obtain all utilities necessary for its use of the demised premises directly from the utility companies or vendors servicing the demised premises. The cost of such services shall be paid by Tenant directly to such companies. Owner shall permit electric feeders, risers and wiping servicing the demised premises to be used by Tenant to the extent available and safely capable of being used for such purpose.

     (b) If either the quantity or character of the utility service is changed by the utility company supplying such service to the Building, or is no longer available or suitable for Tenant's requirements, or if there shall be a change, interruption or termination of such service due to a failure or defect on the part of the utility company, no such change, unavailability, unsuitability, failure or defect shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any payment from Owner for any loss, damage or expense, or to abatement or diminution of Fixed Annual Rent or additional rent, or otherwise relieve Tenant from any of its obligations under this lease, or impose any obligation upon Owner or its agents. In no event shall Owner be responsible for any failures of the utility

                                                                   MULTI/MAS 88


providing such service or the negligence or other acts of third parties causing any such interruption.


     49.  Amendments for Financing; Information for Mortgagees.
          ----------------------------------------------------

     (a) If, in connection with obtaining or renewing financing for the Real Property, an institutional lender shall request modifications in this lease as a condition to such financing, Tenant will not withhold, delay or defer its consent thereto, provided that such modifications neither increase the monetary obligations of Tenant nor decrease the size of the demised premises, the number of parking spaces provided for in Article 44 or the service required to be provided by Owner or materially adversely affect Tenant's rights under this Lease.*

     (b) Tenant shall, within a seasonable time after being requested, submit such financial information as may be reasonably required by Owner's mortgagee(s). Tenant shall not be required to submit any financial statements other than what Tenant prepares in the ordinary course of its business. Such information shall be kept confidentially by Owner and returned to Tenant.*


     50.  Broker.
          ------

     Tenant represents that, in the negotiation of this lease, it dealt with no broker or any other person legally entitled to claim a brokerage commission or finder's or consultant's fee with respect to this transaction except James S. Saunders Realty and based thereupon Owner shall pay a commission per a separate agreement. Tenant shall indemnify, defend and hold Owner harmless from and against all losses, costs, damages, expenses, claims and liabilities (including court costs and attorneys' fees and disbursements) arising out of any inaccuracy or alleged inaccuracy of this representation.


     51.  Signs.
          -----

     (a) Owner shall, upon Tenant's request, list on the Building's directory ("Directory"), if any, the name of Tenant.

     (b) No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by or in behalf of Tenant on any part of the outside of the demised premises or the Building or on the inside of the demised premises if the same is visible from the outside of the demised premises, without the prior written consent of Owner. Notwithstanding anything herein to the contrary, Tenant may install and maintain up to three (3) directional signs and up to two (2) ground mounted signs in reasonable proximity to the main entrance to the demised premises. All signs installed by Tenant shall conform to signage in the Park (with respect to dimensions, height etc.) and shall be subject to Owner's approval, which approval shall not be unreasonably withheld or delayed. The location of all such signs shall be subject to Owner's approval in its sole discretion. Requests for such signs shall be accompanied by a sketch of the sign, its size, type and manner of mounting, specifying the manner of mounting, and the materials and finishes employed in the manufacture of same. Approval by Owner shall not constitute approval for purposes of complying with laws and requirements of public authorities. It shall be Tenant's 'obligation to secure such approvals at Tenant's expense. In the event of the installation of any sign by Tenant in violation of the foregoing, Owner may remove same without liability and may charge the expense incurred

                                                                   MULTI/MAS 88

by such removal to Tenant.*

     (c) Owner shall have the right, from time to time, to designate a name for the Building and to change the name and/or address of the Building.


     52.  Holdover.
          ---------

     Tenant acknowledges that possession of the demised premises must be surrendered at the expiration or sooner termination of the term, time being of the essence. Tenant shall indemnify, defend and save Owner harmless against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees and claims made by a successor tenant based upon the failure or refusal of Tenant to surrender the demised premises in a timely fashion. The parties agree that the damage to Owner resulting from failure by Tenant to surrender possession of the demised premises timely will be extremely substantial, will exceed the amount of rent payable hereunder and will be impossible of accurate measurement. Consequently, Tenant shall pay Owner for each month and for any portion of a month during which Tenant holds over in the demised premises after expiration or sooner termination of the term of this lease, a sum equal to 150% of the average monthly rent which was payable per month under this lease during the last 3 months of the term. Nothing contained herein shall be deemed to authorize tenant to remain in occupancy of the demised premises after the expiration or sooner termination of the term.


     53.  Insurance and Indemnity.
          -----------------------

     (a) Tenant shall provide, prior to entry upon the demised premises, and maintain throughout the term of this lease, at its own cost, and with companies rated not less than B+ Class IX by A.M. Best Company, Inc., or its successor and authorized to do business in the State of New York (i) public liability and property damage insurance in an amount not less than $2,000,000 combined single limit for personal injury, death and property damage arising out of any one occurrence, protecting Owner and Tenant against ail claims for personal injury, death or property damage occurring in, upon or adjacent to the demised premises and any part thereof, or arising from, related to, or in any way connected with the conduct and operation of Tenant's use or occupancy of the demised premises, which insurance shall be written on an occurrence basis and name Owner (and at Owner's request, Owner's mortgagees) as additional insureds, and (ii) workers' compensation insurance covering all persons employed by Tenant or its contractors in connection with work performed by or for Tenant. Tenant's insurance shall be in a form reasonably satisfactory to Owner and provide that it shall not be canceled, terminated or changed except after 20 days' written notice to Owner. All such policies or certificates (with evidence of payment of the premium) shall be deposited with Owner not less than 30 days prior to the day such insurance is required to be in force and upon renewals not less than 30 days prior to the expiration of the term of coverage. Owner shall have the right from time to time during the term, on not less than 30 days notice, to require that Tenant increase the amount and/or types of coverage required to be maintained under this Article to the amounts and/or types generally required of tenants in comparable buildings in Westchester County. The minimum limits of liability insurance required pursuant to clause (i) shall in no way limit or diminish Tenant's liability under paragraph (d) of this Article.

                                                                   MULTI/MAS 88


     (b) Tenant shall not commit or permit anything to be done in, to or about the demised premises, the Building, the Real Property, the Park, if applicable, or any adjacent property, contrary to law, or which will invalidate or be in conflict with the insurance policies carried by Owner or by others for Owner's benefit, or do or permit anything to be done, or keep, or permit anything to be kept, in the demised premises, which (i) could result in termination of any of such policies, (ii) could adversely affect Owner's right of recovery under any such policies, (iii) could subject Owner to any liability or responsibility to any person, or (iv) would result in reputable and independent insurance companies refusing to insure the Building or property of Owner therein or in the Park, if applicable, in amounts satisfactory to its mortgagees. If any such action by Tenant, or any failure by Tenant to comply with the requirements of insurance bodies or to perform Tenant's obligations hereunder, or any use of the demised premises by Tenant shall result in the cancellation of any such insurance or an increase in the rate of premiums payable with respect to such policies, Tenant shall indemnify, defend and hold Owner harmless against all losses, including but not limited to any loss which would have been covered by such insurance and the resulting additional premiums paid by Owner. Tenant shall make such reimbursement within 30 days after receipt of notice and evidence from Owner that such additional premiums have been paid, without limiting Owner's rights otherwise provided in this lease.

     (c) Tenant shall procure a clause in, or endorsement on, each of its policies for fire or extended coverage insurance covering the demised premises or personal property, fixtures or equipment located therein, pursuant to which the insurance company waives subrogation or consents to a waiver of right of recovery against Owner. Tenant agrees not to make claims against, or seek to recover from, Owner for loss or damage to its property or property of others covered by such insurance. To the extent Tenant shall be a self-insurer, Tenant waives the right of recovery, if any, against Owner, its agents and employees, for loss, damages or destruction of Tenant's property.

     (d) Tenant shall defend, indemnify and gave harmless Owner, its agents and employees from and against any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, which may be imposed or incurred by or asserted against Owner and/or its agents or employees by reason of any of the following occurring during the team, or during any time prior to the Commencement Date that Tenant has access to or possession of any part of the demised premises: (i) any work or thing done in, on or about the demised premises by or at the instance of Tenant, or its invitees, other than the initial work performed by Owner, (ii) any negligence or wrongful act or omission on the part of Tenant or its invitees, (iii) any accident, injury or damage to any person or property occurring in, on or about the demised premises, or vault, passageway or space adjacent thereto caused by the negligence of Tenant or its invitees, and (iv) any failure by Tenant to perform or comply with any of the covenants, agreement, terms, provisions, conditions or limitations in this lease to be performed or complied with by Tenant. If any action or proceeding is brought against Owner by reason of any such claim, Tenant shall, upon the request of Owner and at Tenant's expense, resist or defend such action or proceeding by counsel reasonably acceptable to Owner. Counsel selected by Tenant's approved insurance companies shall be deemed acceptable.*

                                                                   MULTI/MAS 88


     54.  Exculpation.
          ------------

     Tenant shall look solely to the estate and interest of Owner, its successors and assigns, in the Building for the collection of any judgment (or other judicial process) recovered against Owner and based upon breach by Owner of any of the terms, conditions or covenants of this lease on the part of Owner to be performed. No other property or assets of Owner shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies under or with respect to either this lease, the relationship of landlord and tenant hereunder, or Tenant's use and occupancy of the demised premises.

     55.  Rules and Regulations.
          ---------------------

     Tenant and Tenant's invitees shall observe and comply with the Rules and Regulations attached as Exhibit A, and such additional Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of additional Rules and Regulations shall be given to Tenant. Owner shall have no duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease, against any other tenant of the Building or in the Park, if applicable, and Owner shall not be liable to Tenant for violation of the same by any other tenant or its invitees. In the event of a conflict between the Rules and Regulations and the provisions of the lease, the provisions of the lease shall prevail. Owner shall not discriminate against Tenant in the enforcement or promulgation of any Rules or Regulations.*


     56.  Tenant's Alterations and Maintenance.
          ------------------------------------

     (a) Tenant shall not employ contractors in connection with any services, provisions, alterations or maintenance, unless Owner has consented in writing to the contractor, it being the intention of Owner to limit the number of such contractors employed in the Building or Park, if applicable. If such consent has not been obtained Tenant shall, if requested by Owner, forthwith cancel such contract. Owner's disapproval of any contractor selected by Tenant must be accompanied by the designation of one or more contractors acceptable to Owner, whose prices must be reasonably competitive. If Owner does not approve or disapprove Tenant's contractor within 7 business days after receipt of written request therefor, the contractor so selected by Tenant shall be deemed approved by Owner. Tenant shall not employ persons in connection with any such services, provisions, alterations or maintenance the employment of whom would cause a strike, work stoppage or slowdown by employees of contractors of Owner in the Building or Park, if applicable. Owner does not consent to the reservation of title by any conditional vendor, or the retention of a security interest by a secured party, to any property which may be affixed to the realty.

     (b) Alterations performed by Tenant in accordance with the provisions of
Article 3 must be performed in a good and workmanlike manner, in accordance with the plans and specifications prepared by Tenant, at its expense, which plans and specifications shall be subject to Owner's approval prior to the performance of any such alteration. If Owner does not approve or disapprove such plans and specifications within 15 business days after Tenant shall have submitted five sets thereof to Owner, Owner shall be deemed to have approved same. The quality standards applicable to such alterations shall in no event be less than Owner's standards for the Building at the time such work is

                                                                   MULTI/MAS 88


performed. Upon completion of the alterations Tenant shall, at its expense, deliver to Owner five sets of "as-built" drawings with respect thereto.

     (c) If due to Tenant's alterations, changes in the Building's sprinklers, passages, exits or other common areas or systems, are required, Tenant shall perform same, pursuant to the provisions of this lease. In no event, however, shall Tenant perform any work or cause any work to be done which shall, in Owner's reasonable opinion, adversely affect the Building. In no event shall Tenant make any installation on or through the roof of the Building without the prior consent of Owner. Owner may, at its sole discretion, make such rules and regulations as it deems necessary regarding access to or through the roof. Owner makes no representation as to the load bearing capacity of the roof.


     57.  Notice.
          -------

     (a) At the written request of the holder(s) of any mortgage encumbering the Real Property, Tenant shall serve upon such mortgagee(s) a copy of all notices given by Tenant to Owner pursuant to paragraph (b) below, such service to be by registered or certified mail addressed to such mortgagee(s) at the address provided by such mortgagee(s) to Tenant.

     (b) Except for rent bills, any notice, approval, consent, bill, statement or other communication required or permitted to be given, rendered or made by either party hereto to the other, pursuant to this lease or pursuant to any applicable law or requirement of public authority (collectively, "notices"), shall be in writing and shall be delivered personally or by registered or certified mail, addressed to the other party at the address hereinabove set forth. All notices given by either party pursuant to this Article may be given by such party, their agents or attorneys. Either party may, by notice as aforesaid, designate a different address or addresses for notices intended for it. All notices given pursuant to this Article shall be deemed given on the second business day after posting if mailed in Westchester County, and on the third business day after posting if mailed outside of Westchester County, or upon delivery if made personally. On and after the Commencement Date notices directed to Tenant shall be addressed to Tenant at the Building.


     58.  Miscellaneous.
          -------------

     (a) Whenever it is provided that Owner shall not unreasonably withhold or delay consent or approval or shall exercise its judgment reasonably (such consent or approval and such exercise of judgment being collectively referred to as "consent"), if Owner shall delay or refuse such consent, Tenant shall not be entitled to make any claim, and Tenant waives any claim for money damages (nor shall Tenant claim any money damage by way of setoff, counterclaim or defense) based upon any claim or assertion that Owner unreasonably withheld or delayed consent. Tenant's sale remedy shall be an action or proceeding for specific performance, injunction or declaratory judgment to enforce any such provision, but any such equitable remedy which can be cured by the expenditure of money may be enforced personally against Owner only to the extent of interest in the Building. Failure on the part of Tenant to seek relief within 30 days after the date upon which Owner has withheld its consent shall be deemed a waiver of any right to dispute the reasonableness of such withholding of consent.

                                                                   MULTI/MAS 88


     (b) Owner shall have no liability or responsibility if any service or utility required to be provided by Owner is interrupted or stopped by reason of unavoidable delays.

     (c) If Tenant shall request the consent or approval of Owner to the making of any alterations or to any other thing, and Owner shall seek and pay a separate fee for the opinion of Owner's counsel, architect, engineer or other representative or agent as to the form or substance thereof, Tenant shall pay Owner, as additional rent, within 30 days after demand, all reasonable costs and expenses of Owner incurred in connection therewith, including, in case of any alterations, costs and expenses of Owner in reviewing plans and specifications.

     (d) This lease is submitted to Tenant for signature with the understanding that it shall not bind Owner unless and until it has been executed by Owner and delivered to Tenant or Tenant's attorney.

     (e) Whenever reference is made to public halls, elevators, corridors, etc. and if none such are present on or about the premises demised herein then such reference shall have no relevance to the terms herein.

     (f) In the event of any conflict between the printed provisions of the lease and the Rider to the lease, the provisions of this Rider shall prevail.

     (g) Owner's failure to prepare and/or deliver any statement or bill required to be delivered to Tenant, or Owner's failure to make demand for payment of Fixed Annual Rent or additional rent shall not be a waiver of, or cause Owner to forfeit or surrender its rights to collect, any rent due. Tenant's liability for all such payments shall continue unabated during the term and shall survive the expiration or sooner termination of the term.

     (h) Tenant shall repair and replace, as necessary, and maintain in good working order, Tenant's exclusive heating and air conditioning units and systems servicing the demised premises. Such maintenance shall include changing the systems filters not less frequently than four times per year. Tenant shall enter into contracts for service and maintenance pursuant to Article 56 and submit to Owner copies of such agreements as well as copies of all invoices indicating dates of service and work performed. Provided that, as of the Commencement Date, Tenant has contracted with Owner or a contractor designated by Owner for maintenance of the exclusive heating and air conditioning units and systems servicing the demised premises, then, in the event that at any time during the term of this lease any of the HVAC units (or a major component thereof, i.e. the compressor or heat exchanger) requires replacement (as opposed to maintenance or repair for which Tenant shall be solely responsible), Tenant shall be responsible for the first $3,000.00 of replacement cost per HVAC unit (or major component thereof) and Landlord shall reimburse Tenant for the cost in excess of $3,000.00 per HVAC unit (or major component thereof) replaced. Provided Tenant is not in material monetary default under the lease beyond applicable notice and cure periods, such reimbursement shall be made promptly after Owners receipt of paid invoices evidencing the cost of the replacement.

     In addition, in the event any of the HVAC units need to be replaced in its entirety at any time after the third (3rd) lease year, Owner and Tenant shall share equally the cost of replacement of any of said HVAC units with an HVAC unit(s) of equal tonnage. Owner's designated HVAC contractor shall replace the HVAC unit(s) and Tenant shall pay its fifty percent (50%) share of the cost thereof within ten (10) days of demand therefor.


     (i) Tenant shall not substantially vacate the demised premises during the term of this lease unless it shall give Owner at least 10 days written notice prior to such vacating. Notwithstanding the above, in the event Tenant vacates the demised premises prior to the Expiration Date or such earlier date upon which said term may expire or be terminated, Tenant shall remove all fixtures, and installations (including but not limited to telephone systems, communication systems and security systems), unless Owner has otherwise notified Tenant pursuant to Article 3.

         After such vacating, Owner may, but shall not be obligated to, enter the demised premises, at anytime, to make such repairs, replacements and improvements as Owner may deem necessary. Notwithstanding the foregoing, Tenant's obligations under this lease shall remain in full force and effect, including the obligation to maintain and secure the demised premises.

     (j) The Certificate of Occupancy for the Building shall be for a building of Low Hazard Occupancy as defined by the New York State Building Code.

     (k) Tenant shall not cause (or allow any of its

                                                                   MULTI/MAS 88


contractors, agents or other persons or entities over whom or which it exercises any degree of control to cause) to occur within the demised premises, or the Building or Park, if applicable, the use, presence, discharge, spillage, disposal, uncontrolled loss, generation, seepage or filtration of Hazardous Materials other than in accordance with applicable laws and requirements of public authorities. Tenant shall, from time to time and upon Owner's request, submit to Owner a written report with respect to Hazardous Materials upon the demised premises (and within the Building and Executive Park) as a result of the activities of Tenant (its contractors, agents or other persons or entities over whom it exercises any degree of control). Such report shall be in such form as may be prescribed by Owner and shall be submitted to Owner within ten (10) days after request by Owner (or immediately upon receipt of any notice of violation received from any governmental agency). Owner shall have the right at all times during the term of this lease (assuming Owner has a reasonable basis for doing so) to (i) inspect the demised premises, and (ii) conduct (or cause to be conducted) tests and investigations to determine whether Tenant is in compliance with the provisions of this Section. The cost of all such inspections, tests and investigations shall be borne by Owner unless such inspections, tests and investigations disclose the presence of Hazardous Materials or a violation of environmental laws, in which case the expense shall be paid by Tenant. Owner's consent to Tenant's use or maintenance of Hazardous Materials within the demised premises shall in no way limit Tenant's indemnification obligations as otherwise set forth in this lease.*

         If Tenant obtains knowledge of the actual or suspected release of Hazardous Materials, then Tenant shall promptly notify Owner of such actual or suspected release. Tenant shall immediately notify Owner of any inquiry, test, investigation or enforcement proceeding by or against Tenant involving a release. If Tenant or its agents, employees or contractors shall cause or permit a release, Tenant shall promptly notify Owner of such release and immediately begin investigation and remediation of such release, as required by all applicable laws and requirements of public authorities and insurance bodies.

     (1) Intentionally omitted.

     (m) Tenant agrees not to disclose the terms, covenants, conditions or other facts with respect to this lease, including, but not limited to, the Fixed Annual Rent, to any person, corporation, partnership, association, newspaper, periodical or other entity other than its lawyers, accountants, banks or as otherwise required by law. This non-disclosure and confidentiality agreement shall be binding upon Tenant without limitation as to time, and a breach of this paragraph shall constitute a material breach under this lease.*

     (n) Intentionally omitted.

     (p) Tenant, at its sole cost and expense, may install its own security alarm system in the demised premises.*

     59.  Amendments to Printed Form.
          --------------------------

         (a) Article 6 is further amended by adding the following at the end thereof:

         In the event of any increase in the fire insurance rate on the Building arid/or its contents during the term of this lease, caused by Tenant or the nature or conduct of Tenant's use of the demised premises, Tenant shall pay to Owner, the amount of the

                                                                   MULTI/MAS 88


increase in the cost of such insurance to Owner and other tenants of the Building, within ten (10) days after Owner has submitted to Tenant a statement setting forth the amount due. In determining whether Tenant's use or occupancy has resulted in an increase in the rate of fire insurance applicable to the Building or any property located therein, the basis of comparison shall be the rate which would be in effect were the Tenant occupying the demised premises solely as office space.

     Tenant, at Tenant's sole cost and expense, shall provide, keep and maintain fire extinguishers and any other nonstructural fire safety equipment required by laws and requirements of public authorities. At the expiration or earlier termination of the term of this lease, Tenant may remove from the demised premises any fire extinguishers provided by Tenant.

         (b) Article 7 is amended by adding the following paragraph:

         Notwithstanding anything contained herein to the contrary, and at the election of the holder of any current or future mortgage encumbering all or a portion of the demised premises, such mortgage shall be subordinate to this lease with the same force and effect as if this lease had been executed, delivered and recorded prior to the execution, delivery and recording of the said mortgage, except however that the said subordination of the mortgage to the lease shall not affect nor be applicable to and does expressly exclude:

          (i) The prior right, claim or lien of the said mortgagee in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of the mortgaged premises, and to the right of disposition thereof in accordance with the provisions of the said mortgage;

          (ii) The prior right, claim and lien of the said mortgagee in, to and upon any proceeds payable under all policies of fire and rent insurance upon the said mortgaged premises and as to the right of disposition thereof in accordance with the terms of the said mortgage: and

          (iii) Any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of the said mortgage and the execution of this lease, or any lien or judgment which may arise at any time under the terms of this lease.

     Although this clause shall be self-operative upon the election of any such mortgagee, in confirmation hereof, Tenant shall execute promptly any certificate that Owner or such mortgagee may reasonably request and any such subordination agreement shall contain a quiet enjoyment provision.*

         (c) Article 11 is amended by adding the following paragraph:


         (1) Notwithstanding the foregoing provision of this Article, Tenant may sublet all of the demised premises, but not less than all, to one subtenant, for occupancy and use as permitted by Article 2, provided however, that Tenant shall first obtain the consent of Owner, which consent shall not be unreasonably withheld or delayed. In addition, Tenant may sublet a portion of the demised premises to not more than two subtenants, for occupancy and use as permitted by
Article 2; provided however,

                                                                   MULTI/MAS 88


that Tenant shall first obtain the consent of Owner, which consent shall not be unreasonably withheld or delayed. The consent by Owner to such subletting shall not in any way be considered to relieve Tenant from obtaining the express consent of Owner to any further subletting.*

         (2) If Tenant shall have a bona fide intention to sublet the demised premises, as stated above, it shall first notify Owner of such fact and of the terms of Tenant's proposed subrental and other terms of subletting, and:

                  (i) If Tenant intends to sublet all of the demised premises, then and in such event Owner shall have the option, exercisable by notice within 30 days after the date of Tenant's notice, to elect to cancel this lease, effective as of 4 months from the last day of the month in which Owner shall have given such notice. Upon any such cancellation of this lease by Owner, Tenant shall have no further obligations to Owner with respect to this lease except for obligations accrued up to the date of cancellation.*

         If Tenant intends to sublet less than all of the demised premises as permitted under Section (1) above, Owner shall have the option, exercisable by notice within 30 days after the date of Tenant's notice, to elect to delete from the demised premises the space which Tenant proposes to sublet. If space is deleted from the demised premises, then effective as of the date of such deletion of space, the Fixed Annual Rent hereunder shall abate proportionately according to the ratio that the number of square feet of Rentable Area in the deleted space bears to the number of square feet of Rentable Area in the entire demised premises and all other provisions of this lease shall be appropriately amended (and the parties shall execute and deliver an amendment to this lease) so as to reflect such diminished square footage of Rentable Area of the demised premises. Upon any such deletion of space by Owner, Tenant shall have no further obligation to Owner with respect to the deleted space, except for obligations accrued up to the date of space deletion. Any costs incurred by Owner in separating the deleted space from the remainder of the demised premises, including but not limited to, the erection of demising walls, the installation and/or separation of meters, restrooms, doorways, etc. shall be shared equally by Tenant and Owner.*

                  (ii) If Owner shall not have elected to cancel as aforedescribed, and if within a period of 6 months from the date of Tenant's notice, Tenant has not requested Owner's consent to a specific subletting, then the provisions of this Article requiring Tenant to give notice to Owner of intended subletting, and any Owner's rights to elect, shall again prevail.

                  (iii) If Owner shall not exercise the option to cancel this lease Tenant may actively seek to obtain an appropriate subtenant to lease the demised premises, and Tenant shall submit (x) the name and address of such proposed subtenant, (y) reasonably satisfactory information as to the nature and character of the business of the proposed subtenant, and as to the proposed nature of its proposed use of the space, and (z) banking, financial and other information relating to the proposed subtenant reasonably sufficient to enable Owner to determine the financial responsibility and character of the proposed subtenant.

                                                                   MULTI/MAS 88


                  (iv) In determining whether or not to consent to a proposed subletting, Owner may take into consideration all relevant factors surrounding the proposed sublease, including the following:

                  a.       The business reputation of the proposed subtenant.

                  b. The nature of the business and the proposed use of the demised premises by the proposed subtenant.

                  c.       The financial condition of the proposed subtenant.

                  d. Restrictions contained in leases of other tenants of the Building (but said restrictions shall not prohibit the use of the demised premises specified in
                           Article 2).

         (3) If such proposed subletting is effected by Tenant, Tenant shall pay to Owner a sum equal to 50% of (i) any cent or other considerations paid to Tenant by any subtenant less expenses of such subleasing (including but not limited to brokerage commissions and costs of improvements) in excess of the rent allocable to the demised premises which is then payable by Tenant to Owner pursuant to the terms hereof, and (ii) any other profit or gain realized by Tenant from any such subletting. All sums payable hereunder by Tenant shall be payable to Owner upon receipt thereof by Tenant. Notwithstanding the foregoing, at the option of the holder of any mortgage encumbering the Building, this Section shall be inapplicable during any period that such holder is Owner hereunder.

         (4) Tenant shall not advertise its space for subletting at a rental rate lower than the then comparable rental rate for such space in the City of Yonkers. When Owner or an affiliate of Owner has other equivalent space available for leasing by Owner or an affiliate of Owner, Tenant shall not sublet all or any portion of the demised premises to an occupant of any space in the Building (or the Park if applicable), or to any party which has negotiated with Owner or an affiliate of Owner for any space during the 9 months immediately preceding Tenant's request for Owner's consent.*

         (5) Tenant may not exercise its rights under this Article prior to the Commencement Date.

         (6) No sublease of the demised premises shall be effective unless and until Tenant delivers to Owner duplicate originals of the instrument of sublease (containing the provisions required by Section (7)) and any accompanying documents. Any such sublease shall be subject and subordinate to this lease.

         (7) All subleases shall (i) be expressly subject to all of Tenant's obligations hereunder, (ii) provide that the sublease shall not be assigned, encumbered or otherwise transferred, that the premises thereunder shall not be further sublet by the sublessee, in whole or in part, and that the sublease shall neither suffer nor permit any portion of the sublet premises to be used or occupied by others without the prior consent of Owner in each instance and (iii) contain substantially the following provision:

         "In the event a default under any superior lease of all or any portion of the premises demised hereby results in the termination of such superior lease, this lease

                                                                   MULTI/MAS 88


         shall, at the option of the lessor under any such superior lease, remain in full force and effect and the tenant hereunder shall attorn to and recognize such lessor as Owner hereunder and shall promptly upon such lessor's request, execute and deliver all instruments necessary or appropriate to confirm such attornment and recognition. The lessee hereunder hereby waives all rights under any present or future laws or otherwise to elect, by reason of the termination of such superior lease, to terminate this sublease or surrender possession of the premises demised hereby."

         (8) Tenant shall remain fully responsible and liable for all acts and omissions of any subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of Tenant hereunder and any such violation shall be deemed a violation by Tenant. Tenant shall pay Owner within thirty (30) days of demand any reasonable expenses incurred by Owner in acting upon any request for consent to subletting pursuant to this Article.*

         (9) Whether or not Owner shall give its consent to any proposed sublease, Tenant shall indemnify, defend and save harmless Owner against and from any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses (including reasonable attorney's fees) resulting from any claims that may be made against Owner by the proposed sublessee, or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed or final sublease.*

         (d) Article 11 is further amended by adding the following paragraph:

         Anything in this Article or this lease to the contrary notwithstanding, Owner consents to the assignment of this lease to any entity controlling, controlled by or under common control with Tenant, or to any entity into which Tenant may be merged or consolidated, or any person or entity which is a successor to the business of Tenant, by purchase thereof or by arrangement effected pursuant to any law or regulatory agency action having or asserting such authority (provided such merger, consolidation or purchase is for a valid business purpose and not principally for the purpose of transferring the leasehold estate created hereby), and provided that (i) the successor to Tenant resulting from the merger, consolidation or purchase is a bona fide entity, (ii) the successor to Tenant has a net worth, computed in accordance with generally accepted accounting principles, at least equal to the greater of the net worth of Tenant (1) immediately prior to such merger, consolidation or purchase or (2) on the date of this lease, and (iii) proof satisfactory to Owner of such net worth shall have been delivered to Owner at least 30 days prior to the effective date of the transaction. No such assignment of this lease shall be valid or binding upon Owner unless the Tenant shall have complied with the provisions of this Article and the assignee shall execute, acknowledge and deliver to Owner an agreement, in recordable form, whereby the assignee agrees unconditionally to be bound by and perform all the obligations of Tenant hereunder then accrued and thereafter accruing and further expressly agrees that notwithstanding such assignment the provisions of this Article shall continue to be binding upon such assignee with respect to all future assignments. The failure or refusal of the assignee to execute, acknowledge or deliver such an agreement shall not release the assignee from its liability for the performance of the obligations of Tenant hereunder assumed by acceptance of the assignment of this lease.*

                                                                   MULTI/MAS 88


         (e) Article 16 is amended by adding the following paragraph:

         Without limiting any of the provisions of Articles 16, 17 or 18, if pursuant to the Bankruptcy Code of 1978, as the same may be amended, Tenant is permitted to assign this lease in disregard of the restrictions contained in
Article 11, Tenant agrees that adequate assurance of future performance by the assignee permitted under such Code shall mean the deposit of cash security with Owner in an amount equal to the sum of one year's Fixed Annual Rent then reserved hereunder plus an amount equal to all additional rent payable under this lease for the calendar year preceding the year in which such assignment is intended to become effective. Such deposit shall be held by Owner, for the balance of the term of this lease, as security for the full and faithful performance of all of the obligations under this lease on the part of Tenant yet to be performed, in the manner set forth in Article 32 (notwithstanding the possible prior deletion of Article 32 from this lease). If Tenant receives or is to receive any valuable consideration for such an assignment of this lease, such consideration, after deducting therefrom (i) the brokerage commissions, if any, and other expenses reasonably incurred by Tenant for such assignment and (ii) any portion of such consideration reasonably designated by the assignee as paid for the purchase of Tenant's property in the demised premises, shall be the sole and exclusive property of Owner and shall be paid over to Owner directly by such assignee.

         (f) Whenever Tenant is required to reimburse or pay Owner for expenses incurred or paid by Owner, such expenses shall be "reasonable" expenses.


60. Generator:
    ---------

Subject to and in compliance with the provisions of this lease including, without limitation, Articles 3 and 56 hereof, Tenant shall have the right to install, at its sole cost and expense, a back-up emergency electrical generator (the "Generator"), and above-ground diesel fuel storage tank(s) (the "Storage Tank") (collectively, the "Generator Improvements"). In connection with the Generator Improvements, Owner hereby grants Tenant a non-exclusive license to run electrical lines ("Electrical Lines") from the Generator to the demised premises through the common electrical chases in the Building at locations approved by Owner, which such approval shall not be unreasonably withheld. The Generator Improvements shall be installed by Tenant in a location approved by Owner in its sole discretion. Tenant shall, at its sole cost and expense, install all screening as may be required by Owner in its sole discretion. Generator Improvements shall be completed, maintained and used by Tenant in compliance with all applicable permits, authorizations, approvals, building and zoning laws, fire codes and all other applicable laws, ordinances, orders, rules, regulations and requirements of all federal, state, county and municipal governments, departments, commissions, boards, agencies and officers, including without limitation all environmental laws and regulations of above ground storage tanks, and in compliance with the terms of this Lease. Upon the expiration or sooner termination of the Term, Tenant, at Owner's option, shall remove the Generator Improvements and repair any damage caused by said removal.*

                                                                   MULTI/MAS 88

                                                                     Exhibit "A"
                                                                     -----------

                             Rules and Regulations

1. Tenant shall keep the loading dock areas free of refuse and debris.

2. The sidewalks, entrances, passages, lobbies, elevators, vestibules, stairways, corridors and halls shall not be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the demised premises. Tenant shall not permit any of its invitees to congregate in any of said areas. No door mat shall be placed or left in any public hall (or outside any entry door of the demised premises). No property of Tenant may be kept or placed outside the demised premises.

3. Tenant and its invitees shall not litter any portion of any public area of the Building, the Park, if applicable, or the Real Property. Tenant shall promptly remove snow, litter and debris from such areas.

4. Tenant shall not mark, paint, drill into or in any way deface any part of the demised premises or the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior consent of Owner, and as Owner may direct.

5. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways and other public places shall not be covered or obstructed by Tenant. Bottles, parcels and other articles shall not be placed on window sills by Tenant.

6. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules by Tenant.

7. Tenant shall not discharge or permit to be discharged any materials, which may cause damage, into waste lines, vents or flues. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were designed and constructed, and no sweepings, rubbish, rags, corrosives, acids or other substances shall be thrown or deposited therein. All damages resulting from any misuse of such fixtures shall be borne by the tenant who, or whose invitees, shall have caused the same.

8. No noise (including, but not limited to, music or the playing of musical instruments, recordings, radio or television) which, in Owner's judgment, might disturb other tenants in the Building or the Park, if applicable, shall be made or permitted by Tenant. Nothing shall be done or permitted in the demised premises by Tenant which would impair or interfere with the use or enjoyment by any other tenant of any other space in the Building or the Park, if applicable. Tenant shall not throw anything out of the doors, windows or skylights or into the passageways.

9. No equipment which generates noise or vibration may be installed in the demised premises except with the prior consent of Owner, and as Owner may direct. Any condition which causes transmission of sounds, noise or vibrations outside of the demised premises shall be corrected by Tenant.

10. Neither Tenant nor its invitees shall bring or keep upon the demised premises any explosive fluid, chemical or substance, nor any flammable or combustible objects or materials.

11. No awnings or other projections shall be attached to the

                                                                   MULTI/MAS 88


outside walls of the Building without Owner's prior written consent. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the demised premises, without the prior consent of Owner. Such curtains, blinds, shades or screens must be of a quality, type, design and color, and attached in the manner, approved by Owner.*

12. No sign, insignia, advertisements, object, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside or inside of the demised premises or the Building without the prior written consent of Owner. In the event of the violation of the foregoing by Tenant, Owner may remove the same without any liability, and may charge the expense incurred in such removal to Tenant. Interior signs and lettering on doors and directory tablets shall, if and when approved by Owner, be inscribed, painted or affixed by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to Owner.

13. Owner reserves the right to rescind, alter or waive any Rule or Regulation at any time prescribed for the Building, when, in its judgment, it deems it necessary or desirable for the reputation, safety, care or appearance of the Building, Real Property or the Park, if applicable, or the preservation of good order therein, or the operation or maintenance of the Building, or the Park, if applicable, or the equipment thereof, or the comfort of tenants or others in the Building. No recision, alteration or waiver of any Rule or Regulation in favor of one tenant shall operate as a rescission, alteration or waiver in favor of any other tenant.

14. Tenant shall, upon the termination of its tenancy, turn over to Owner all keys of the demised premises and stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of any keys, Tenant shall pay to Owner the cost of replacing the locks and keys.

15. The demised premises shall not be used for lodging or sleeping or for any immoral or illegal purpose. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same. Tenant shall not cause or permit any odors of cooking or other processes or any odors to emanate from the demised premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in the demised premises except as is expressly permitted in the lease and except for customary microwave, coffee machines and the like. Tenant shall not use the demised premises for medical or health care uses or for the treatment of any patients in the demised premises. No bicycles, vehicles, animals, fish or birds of any kind shall be brought into or kept in or about the demised premises.*

16. Tenant shall keep all windows in the demised premises clean at all times. However, Tenant shall not be required to clean windows more often than once every two (2) months.

17. Tenant shall not operate any propane forklifts in the demised premises.

18. Owner shall not unreasonably withhold or delay from Tenant any approval provided for in the Rules and Regulations.

                                                                   MULTI/MAS 88


                                                                     Exhibit "B"
                                                                     -----------

                               WORK SPECIFICATIONS
                               -------------------

     Premises will be delivered in broom clean condition finished substantially as set forth on the attached floor plan (the "Work").

Changes in the Work, if necessary or requested by the Tenant, shall be accomplished after the execution of the Lease, and without invalidating any part of the Lease, by written agreement between Owner and Tenant hereinafter referred to as a Change Order. Each Change Order shall be prepared by Owner and signed by both Tenant and Owner stating their agreement upon all of the following:

     a.   The scope of the change in the Work; and

     b.   The cost of the change; and

     c.   Manner in which the cost will be paid or credited; and

     d. The estimated extent of any adjustment to the Commencement Date as a result of the change in the Work.

Each and every Change Order shall be signed by Owner's and Lessee's respective construction representatives. In no event shall any Change Order(s) be permitted without such authorizations. A 10% supervision plus 10% overhead charge will be added to the cost of any Change Order. If Tenant shall fail to approve any such Change Order within one (1) week, the same shall be deemed disapproved in all respects by Tenant and Owner shall not be authorized to proceed thereon. Any increase in the cost of the Work or the change in the Work stated in a Change Order which results from Tenant's failure to timely approve and return said Change Order shall be paid by the Tenant. Tenant agrees to pay to Owner the cost of any Change Order promptly upon receipt of an invoice for same.*

Warehouse Area
--------------

Heating is provided by space heaters floor or ceiling mounted as installed. Heating equipment will be turned over to Tenant in good operating condition. Tenant shall be responsible for the maintenance thereof in accordance with
Article 58(i) of this Lease.

Lighting switches and lighting fixtures shall be as installed. Supplementary or replacement lamping by Tenant. Any wiring distribution other than for meters, master control panels, light switches, ceiling light fixtures and heating or air conditioning units may be used by Tenant to the extent serviceable but is not warranted by Owner as to operating condition. Tenant shall not overload electric circuits.

2 loading docks

Office Area:
-----------

Walls, doors, ceilings and floors shall be as currently installed. All alterations, additions or deletions called for in the Additional Work Specifications or in the floor plan attached hereto shall be furnished and prepared to the standards now existing on the premises.

                                                                   MULTI/MAS 88


Convenience wall outlets, lighting switches, and lighting fixtures shall be as installed. Supplementary or replacement lamping by Tenant. Tenant shall not overload electric circuits.

Standard duplex convenience outlets, ceiling lighting, lighting switches, heating and air conditioning equipment, meter and main control panel shall be wired and operative. Any wiring distribution other than for the above may be used by Tenant to the extent serviceable but is not warranted by Owner as to operating condition.

Heating and air conditioning equipment has been installed and will be turned over to Tenant in good operating condition. Tenant shall be responsible for the maintenance thereof in accordance with Article 58 (i) of this Lease.

Electric Service
----------------

The premises shall be equipped with an electric meter and control panel capable of supplying 400 Amperes, 120/208V, 3 phase 4 wire to the premises.

Floor Load
----------

Tenant shall not impose a floor load greater than 3001bs. per square foot.

Rest Rooms
----------

Rest rooms are as shown on the attached floor plan.

All selections or designations to be made by Tenant are to be made within five
(5) business days after request by Owner. If Tenant has not made such designations or selections within said period, the Owner shall be authorized to do so on behalf of Tenant.

                                                                      EXPAN/1991


                                FIRST AMENDMENT
                                ---------------

     AGREEMENT, made this 1st day of August 2001, entered into between MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C., a New York limited liability company, having its principal office at 100 Clearbrook Road, Elmsford, New York 10523 (herein referred to as "Owner"), and WISE VISION OPTICAL GROUP, INC. f/k/a WISE/CONTACT US OPTICAL CORPORATION, a New York corporation, having an office at One Executive Boulevard, Yonkers, New York 10701 (herein referred to as "Tenant").

                              W I T N E S S E T H
                              -------------------

     WHEREAS, Owner and Tenant entered into a written lease agreement dated August 11, 2000 (hereinafter referred to as the "Lease") wherein and whereby Owner leased to Tenant and the Tenant hired from Owner approximately 25,575 square feet in the building known as Four Executive Plaza, Yonkers, New York, for a term of ten (10) years; and

     WHEREAS, the demised premises have not yet been delivered to Tenant and the term of the Lease has not yet commenced; and

     WHEREAS, the parties hereto desire to amend said Lease by enlarging the premises pursuant to the terms and provisions set forth below;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, each to the other in hand paid, IT IS AGREED as follows:

     1. As of the Additional Premises Commencement Date, the following shall be effective:

         a) The demised premises consisting of approximately 25,575 square feet ("Existing Premises") shall be enlarged by approximately 2,150 square feet ("Additional Premises") to form a combined space consisting of approximately 27,725 square feet ("New Premises") as shown on the floor plan attached and made a part hereof as Exhibit A-1. Owner shall deliver the Additional Premises to Tenant upon substantial completion of the work shown on Exhibit A-1 and the Work Specification attached hereto and made a part hereof as Exhibit B-1.

         b) The Fixed Annual Rent for the Existing Premises as set forth on Page 1 of the Lease shall be unchanged. The Fixed Annual Rent for the Additional Premises shall be as follows:

         (i) Commencing on the Additional Premises Commencement Date through and including the last day of the month in which the three (3) year anniversary of the Additional Premises Commencement Date occurs, the Fixed Annual Rent for the Additional Premises only shall be $32,250.00 per annum; and

         (ii) For the next three (3) years, the Fixed Annual Rent for the Additional Premises only shall be $35,975.00 per annum; and

         (iii) For the balance of the term through and including the Expiration Date, the Fixed Annual Rent for the Additional Premises only shall be $39,775.00 per annum.

         c) The references to "25,575 square feet" on pages 1 and 6 of the Lease shall be amended by deleting such references and substituting "27,725 square feet" in place thereof.

                                                                      EXPAN/1991


         d) Tenant's Proportionate Share, as set forth on Page 4 and in Article 45 of the Lease for the Existing Premises shall remain unchanged. Tenant's Proportionate Share for the Additional Premises shall be 2.69% (so that the aggregate Tenant's Proportionate Share for the Existing Premises and the Additional Premises shall be 34.61%) and said sections shall be amended accordingly.

         e) The reference in Section 46(iii) to "$38,362.50" as the amount to be used in calculating Tenant's common area maintenance charge for the Existing Premises shall remain unchanged. The amount to be used in calculating Tenant's common area maintenance charge for the Additional Premises shall be "$3,225.00" (so that the aggregate amount to be used in calculating Tenant's common area maintenance charge for the Existing Premises and the Additional Premises shall be $41,587.50) and said section shall be amended accordingly.

         f) The number of parking spaces for executive cars set forth in Section 44 (a) of the Lease shall be increased from "ten (10) marked reserved spaces" to "twelve (12) marked reserved spaces." The number of parking spaces for employee cars set forth in Section 44(a) of the Lease shall be increased from "fifty (50) spaces" to "fifty-five (55) spaces."

         g) Tenant shall obtain utilities for the Additional Premises directly from the utility company, as provided in Article 48(a) of the Lease.

         h) Article 32 (Security) of the Lease shall be amended by deleting "$78,856.25" and substituting "$85,485.42" in place thereof. Tenant shall deposit the sum of $6,629.17 with Owner upon execution and delivery of this First Amendment by Tenant.

     2. The Additional Premises Commencement Date shall be deemed to occur on the earlier of (i) the date the Additional Premises shall be deemed complete (as defined below) or (ii) the date Tenant or anyone claiming under or through Tenant shall occupy the Additional Premises for the conduct of business. The Additional Premises shall be deemed complete on the earliest date on which Owner's work, as set forth on Exhibit A-1, in the Additional Premises has been substantially completed, notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-completion of which would not materially interfere with Tenant's use of the Sixth Additional Premises. If completion of the Additional Premises is delayed by reason of:

                  (i) any act or omission of Tenant or any of its employees, agents or contractors, but only if same actually delays Owner's completion of Owner's work, or

                  (ii) failure by Tenant to plan or execute Tenant's work, if any, with reasonable speed and diligence but only if same actually delays Owner's completion of Owner's work, or

                  (iii) failure of Tenant to make selections required to be made by Tenant hereunder but only if same actually delays Owner's completion of Owner's work, or

                  (iv) changes by Tenant in its drawings or specifications or changes or substitutions requested by Tenant, or

                  (v) failure to submit or approve drawings, plans or specifications timely,

                                                                      EXPAN/1991


then the Additional Premises shall be deemed complete (and Tenant shall commence paying the rental set forth in Paragraph 1(b)) on the date when it would have been completed but for such delay.

Promptly following the completion of the Additional Premises as described above, the parties shall enter into a supplementary written agreement setting forth the Additional Premises Commencement Date.

     3. Owner, at its cost and expense, shall construct or cause to be constructed, the Additional Premises in accordance with the floor plan attached hereto as Exhibit A-1 and the Work Specifications attached hereto as Exhibit B-1. In consideration of Owner performing said work, Tenant shall pay to Owner the sum of $25,000.00 (regardless of the cost of Owner's work). Such sum shall be paid to Owner in six (6) consecutive equal monthly installments in the amount of $4,166.67 each commencing on the Additional Premises Commencement Date and on the first day of each of the next five months thereafter.

     4. The first sentence of Paragraph 42(a) of the Lease shall be deleted in its entirety and the following shall be substituted in its place:

         "The term of this lease and the estate hereby granted shall commence on a date (the "Commencement Date") which shall be the earlier of the day (i) on which the demised premises shall be deemed to be completed as such term is defined in paragraph (c) of this Article (of which date Tenant shall be given 14 days notice) provided, however, in the event the demised premises are completed prior to September 24, 2001, Tenant may, but shall not be required to accept delivery of the demised premises prior to September 24, 2001, or (ii) Tenant (or anyone claiming under or through Tenant) shall occupy the demised premises for the conduct of business. The performance of work in the demised premises by Tenant or its contractors prior to the completion of Owner's work pursuant to Paragraph 42(b) below shall not be deemed acceptance of delivery of the demised premises."

     4. The second full paragraph of Paragraph 42(c) of the Lease shall be deleted in its entirety and the following shall be substituted in its place:

          "Owner shall use its reasonable efforts to cause the Existing Premises to be deemed completed by September 24, 2001, provided that Owner shall have no liability for its failure to cause the Existing Premises to be deemed completed by such date. Owner shall use reasonable efforts to cause the Additional Premises to be deemed completed by November 1, 2001, provided that Owner shall have no liability for its failure to cause the Additional Premises to be deemed completed by such date."

     5. The provisions of Paragraph 58(h) of the Lease (pertaining to repair and replacement of HVAC units) shall be applicable to both the Existing Premises and the Additional Premises.

     6. Tenant agrees not to disclose the terms, covenants, conditions or other facts with respect to this First Amendment, including, but not limited to, the Fixed Annual Rent, to any person, corporation, partnership, association, newspaper, periodical or other entity. This non-disclosure and confidentiality agreement shall be binding upon Tenant without limitation as to time, and a breach of this paragraph shall constitute a material breach under the Lease.

                                                                      EXPAN/1991


     7. The Tenant represents that it has dealt with no broker in connection with this First Amendment except Newmark & Company Real Estate, Inc. whom Owner agrees to pay per separate agreement and agrees to indemnify and hold Owner harmless from any and all claims of any other broker arising out of or in connection with negotiations of, or entering into of, this First Amendment.

     8. Tenant hereby represents to Owner that (i) there exists no default under the Lease either by Tenant or Owner; (ii) Tenant is entitled to no credit, free rent or other offset or abatement of the rents due under the Lease; and
(iii) there exists no offset, defense or counterclaim to Tenant's obligation under the Lease.

     9. Except as otherwise set forth herein, all terms and provisions contained in the Lease shall remain in full force and effect.

     10. It is understood and agreed that this First Amendment is submitted to the Tenant for signature with the understanding that it shall not bind the Owner unless and until it has been executed by the Owner and delivered to the Tenant or Tenant's attorney.

     11. This Lease, as hereby amended, shall be binding upon the parties hereto, their successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.


                                       MACK-CALI SO. WEST REALTY
                                       ASSOCIATES L.L.C.
                                       By: Mack-Cali Realty, L.P., member
                                       By: Mack-Cali Realty Corporation,
                                       general partner

                                       By: /s/
                                           --------------------------
                                           Executive Vice President

                                       WISE VISION OPTICAL GROUP, INC.
                                       (f/k/a WISE/CONTACT U.S. OPTICAL
                                       CORPORATION)

                                       By: /s/                 8/1/01
                                           --------------------------
                                           Vice President

                                                                      EXPAN/1991


                                 Exhibit "B-1"
                                 -------------

                              WORK SPECIFICATIONS

The Additional Premises will be delivered in broom clean condition finished substantially "as is" except as set forth on the attached floor plan.

Warehouse Area
--------------

Heating and air conditioning equipment has been installed and will be turned over to Tenant in good operating condition. Tenant shall be responsible for the maintenance thereof in accordance with Article 58(i) of this Lease.

Lighting switches and lighting fixtures shall be as installed. Supplementary or replacement lamping by Tenant. Any wiring distribution other than for meters, master control panels, light switches, ceiling light fixtures and heating or air conditioning units may be used by Tenant to the extent serviceable but is not warranted by Owner as to operating condition. Tenant shall not overload electric circuits.

one (1) loading dock

Electric Service
----------------

The Additional Premises shall be equipped with an electric meter and control panel capable of supplying 150 Amperes, 120/208V, 3 phase 4 wire to the premises.

Floor Load
----------

Tenant shall not impose a floor load greater than 300 lbs. per square foot.

Rest Rooms
----------

Rest rooms are as shown on the attached floor plan.


All selections or designations to be made by Tenant are to be made within five
(5) business days after request by Owner. If Tenant has not made such designations or selections within said period, the Owner shall be authorized to do so on behalf of Tenant.